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                                                                                                                      EXHIBIT 10.6.1

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AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT      CONTRACT ID CODE             PAGE    OF   PAGE

                                                           #50018                    1              2
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2. AMENDMENT/MODIFICATION NO.     3.EFFECTIVE DATE     4.REQUISITION/PURCHASE REQ.NO.      5.PROJECT NO. (if applicable)
       P00005                       6 SEPTEMBER 1996
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6. ISSUED BY                 CODE   SP0200                         7.ADMINISTERED BY (if other than item 6)     CODE  S2101A
DEFENSE PERSONNEL SUPPORT                                            DCMAO BALTIMORE
2800 SOUTH 20TH STREET                                               200 TOWNSONTOWN BLVD., WEST
PHILA., PA 19145                                                     TOWSON, MD  21204-5299
BUYERS/SYMBOL: ANNA PODLAS/DPSC-MGAA-PGC
PHONE:  (215) 737-5768
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8. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP CODE)       9A.AMENDMENT OF SOLICITATION NO.
SURVIVAL TECHNOLOGY INC.                                              ___________________________________________________________
2275 RESEARCH BLVD.                                                   9B.DATED (SEE ITEM 11)
ROCKVILLE, MD. 20850                                                __________________________________________________
                                                            10A.MODIFICATION OF CONTRACT/ORDER NO.

                                                       X    SP0200-96D-001
                                                            ----------------------------
                                                            10B.DATED (SEE ITEM 13)
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CODE 54452                FACILITY CODE                                                      10/01/95
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11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
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/ / The above numbered solicitation is amended as set forth in Item 14. The hour and data specified for receipt of Offers
/ / is extended,     / /    is not extended.
  Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) BY COMPLETING ITEMS 8 AND 15 AND RETURNING _____ COPIES OF THE AMENDMENT; (B) BY ACKNOWLEDGING RECEIPT OF THIS AMENDMENT ON EACH
COPY OF THE OFFER SUBMITTED; OR (C) BY SEPARATE LETTER OR TELEGRAM WHICH INCLUDES A REFERENCE TO THE SOLICITATION AND AMENDMENT
NUMBERS.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND
DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  IF BY VIRTUE OF THIS AMENDMENT YOU DESIRE TO CHANGE AN OFFER ALREADY
SUBMITTED, SUCH CHANGE MAY BE MADE BY TELEGRAM OR LETTER, PROVIDED EACH TELEGRAM OR LETTER MAKES REFERENCE TO THE SOLICITATION AND
THIS AMENDMENT, AND IS RECEIVED PRIOR TO THE OPENING HOUR AND DATA SPECIFIED.
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12. ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
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                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY)THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
---   ORDER NO. IN ITEM 10A.
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    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE,
---    APPROPRIATION DATE, ETC.)SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B)
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 X  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
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    D. OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)
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    E. IMPORTANT:   CONTRACTOR / /IS NOT    / / IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN   ONE   COPIES TO THE ISSUING OFFICE.
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14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE
FEASIBLE) REFERENCED CONTRACT IS MODIFIED AS SPECIFIED ON ATTACHED PAGE 2. EXCEPT AS PROVIDED HEREIN, ALL TERMS AND CONDITIONS OF
THE DOCUMENT REFERENCED IN ITEM 9A OR 10A, AS HERETOFORE CHANGED, REMAINS UNCHANGED AND IN FULL FORCE AND EFFECT.
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15A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)     16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
     JEFFREY W. CHURCH
     SR. V.P. FINANCE & CFO                            MARY E. LEE
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15B. CONTRACTOR/OFFEROR        15C. DATED SIGNED   16B. UNITED STATES OF AMERICA    16C. DATE SIGNED
_______________________             9/4/96               BY:_____________________               6 SEPTEMBER 1996
  (SIGNATURE OF PERSON AUTHORIZED TO SIGN)                            (SIGNATURE OF CONTRACTING OFFICER)
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NSN 7540-01-152-9070                        CREATED USING PERFORM PRO SOFTWARE                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                        PRESCRIBED BY GSAFAR (48 CFR) 53.243)

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                                                       PAGE 2

                              MODIFICATION:  P00005

                                 SP0200-96D-0001

The referenced contract is modified as follows:

The term of this contract is hereby extended by two months from 30 Sep 1996 to 30 Nov 1996.

Block 15a of the contract is revised to read "may be issued from 1 Oct 1995 through 30, Nov 1996."

Effective date of award found on page 5 is revised to read:
     Effective date of Base Year shall be from 1 Oct 1995 through 30 Nov 1996. Effective date for Option Year One and Two, if exercised, shall be from 1 Dec 1996 through 30 Nov 1997 and 1 Dec 1997 through 30 Nov 1998, respectively.

Contract Value for Line Items 0001 and 0002 (Base Year)     $6,261,452
     Value per month          $521,878.66
     4 payments of            $260,893.83

The contractor shall submit invoices on the 15th and 30th of each month during the base year. The payment schedule for the additional two month extension is as follows:
     Oct 15, 1996        $260.893.83
     Oct 30, 1996        $260,893.83
     Nov 15, 1996        $260,893.83
     Nov. 30, 1996       $260,898,83

Prices for Line Items 0003, 0004, 0005 and 0006 for the two month extension remain the same as the Base Year prices.